SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

July 6, 2005

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Date of Report (Date of earliest event reported)

PepsiCo, Inc.

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(Exact name of registrant as specified in its charter)

North Carolina

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(State or other jurisdiction of incorporation)

1-1183	13-1584302
(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577

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(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The information, including the exhibit attached hereto, in this Current Report is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release issued by PepsiCo, Inc. dated July 6, 2005.

Item 9.01.	Financial Statements and Exhibits. (c) Exhibits 99.1 Press release issued by PepsiCo, Inc., dated July 6, 2005

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2005		PepsiCo, Inc.

	By:	/s/ Thomas H. Tamoney, Jr.
Thomas H. Tamoney, Jr.
Vice President and Associate General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by PepsiCo, Inc., dated July 6, 2005